STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
(“Funds”)

Supplement dated January 24, 2012
To Prospectus and Statement of Additional Information dated August 4, 2011

Effective January 12, 2012:

1.
control of Capstone Financial Services, Inc. (“CSFI”), was deemed to have changed. (CSFI is the parent company of the Funds’ investment adviser, Capstone Asset Management Company (“CAMCO”).)  On that date, shares held by Dan Watson (who was previously deemed to hold a controlling interest in CSFI) were sold to Steward Financial Holdings, Inc. (“SFH”) and shares held by Edward L. Jaroski (also deemed to be a controlling interest) were converted to shares with lesser voting rights.  As a result of these transactions, SFH, a previous minority shareholder of CSFI, became the sole holder of an interest in CSFI that was deemed, under applicable law, to constitute control.   These CSFI share ownership changes are not expected to change the operations of CAMCO or the Funds in any material way.

2.	the Funds’ investment advisory agreements terminated, as required by applicable law, due to the change of control of CSFI and CAMCO.
3.
new investment advisory agreements for each of the Funds, and a new administration agreement for Steward Small-Mid Cap Enhanced Index Fund, took effect.  The new agreements, which were approved by Fund shareholders in late October, 2011, have the same fee schedules that were applicable under the old agreements.

Steward Financial Holdings, Inc. (“SFH”), 1661 N. Boonville Avenue, Springfield, MO 65803-2751, is a holding company.  SFH is a wholly owned, for profit subsidiary, of AG Financial Services Group (AGFSG).  AGFSG was organized by the Assemblies of God Church in 1998.

The new advisory agreement for Steward Large Cap Enhanced Index Fund, Steward Global Equity Income Fund and Steward International Enhanced Index Fund has terms that are substantially the same as the prior investment advisory agreements for each Fund except for (1) its date of commencement and term, (2) the fact that the new agreement is a single agreement for all the Funds, rather than the current three separate, substantially identical agreements and (3) the clarification that share redemption expenses are borne by the Funds.

The new advisory agreement for Steward Small-Mid Cap Enhanced Index Fund contains substantially similar provisions for investment advisory services as are contained in the current agreement except for its date and term, and except that:

a.	the new agreement also covers the other Funds;
b.
the new agreement does not include provisions for administration services and fees.  Administration services and fees are contained in a separate administration agreement with CFS Consulting Services, LLC, a CAMCO affiliate, which agreement was also approved by the shareholders of Steward Small-Mid Cap Enhanced Index Fund.  The administration agreement also covers the other Funds and provides for services of the same nature and quality as the administrative services provided under the current investment advisory agreement.

c.
the new investment advisory agreement provides that the adviser shall not be required to bear expenses of distribution and sale of Fund shares to the extent that such expenses are assumed by the Fund’s principal underwriter or some other party, or to the extent that such expenses are paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The adviser will be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

d.
the new investment advisory agreement eliminates provisions that are no longer relevant or that have no material implications, so that it is preferable to use the wording contained in the agreement used for the other Funds.